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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2002


                                 IFX Corporation
                                 ---------------
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                        0-15187               36-3399452
         -----------                     ----------           ---------------
(State or Other Jurisdiction of   (Commission file number)   (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

                                 IFX Corporation
                               15050 NW 79th Court
                           Miami Lakes, Florida 33016
                          -----------------------------

               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 (305) 512-1100
                                ----------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On December 12, 2002, the Registrant issued a news release reporting that it decided not to file an appeal with the Nasdaq Listing Qualifications Panel of the notice of Nasdaq delisting of IFX's securities. A copy of the news release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS


       Exhibit Number.     Description of Exhibit
       --------------      ----------------------

           99.1         IFX Corp. News Release dated December 12, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IFX Corporation

                              By:   /s/ Joel Eidelstein
                                   ------------------------
                                    Joel Eidelstein,
                                    President

Date:  December  12, 2002

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                                 IFX CORPORATION

                                  EXHIBIT INDEX

     Exhibit Number      Description of Exhibit
     --------------      ----------------------

         99.1          News Release dated December 12, 2002